Prepayments and Other Current Assets - Summary of Prepayments and Other Current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Other receivables	$ 2,741	¥ 17,881	¥ 17,571
Employee advances	370	2,417	3,806
Prepaid rents	1,013	6,609	6,298
Deferred IPO costs			6,341
Others	2,843	18,555	9,042
Total prepayments and other current assets	$ 6,967	¥ 45,462	¥ 43,058